P R O S P E C T U S

                                                                    SMITH BARNEY
                                                                         Managed
                                                                     Governments
                                                                       Fund Inc.

                                                          NOVEMBER 28, 1997

                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

PROSPECTUS
                                                         NOVEMBER 28, 1997

388 Greenwich Street
New York, New York 10013

800-451-2010

  Smith Barney Managed Governments Fund Inc. (the "Fund") is a diversified fund designed to provide investors with high current income consistent with liquid-ity and safety of capital. The Fund seeks to achieve this objective by invest-ing in debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities (with emphasis on mortgage-backed government securities) and by writing covered put and call options against certain of such securities. The Fund also may enter into cer-tain other options and futures transactions for hedging purposes.

  This Prospectus sets forth concisely certain information about the Fund, including sales charges, distribution and service fees and expenses, that pro-spective investors will find helpful in making an investment decision. Invest-ors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Fund is contained in a Statement of Addi-tional Information dated November 28, 1997, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by con-tacting a Smith Barney Financial Consultant. The Statement of Additional Infor-mation has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   15
-------------------------------------------------
VALUATION OF SHARES                            23
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             24
-------------------------------------------------
PURCHASE OF SHARES                             25
-------------------------------------------------
EXCHANGE PRIVILEGE                             35
-------------------------------------------------
REDEMPTION OF SHARES                           38
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           41
-------------------------------------------------
PERFORMANCE                                    41
-------------------------------------------------
MANAGEMENT OF THE FUND                         42
-------------------------------------------------
DISTRIBUTOR                                    43
-------------------------------------------------
ADDITIONAL INFORMATION                         44

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in the Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, diversified management invest-ment company designed to provide investors with high current income consistent with liquidity and safety of capital. The Fund seeks to achieve its objective by investing in debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. gov-ernment securities") and by writing covered put and call options. The Fund's portfolio of U.S. government securities will consist principally of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund may seek to hedge against changes in the value of its portfolio securities by purchasing options on securities and by purchasing and selling interest rate futures con-tracts and related options. See "Investment Objective and Management Poli-cies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rates of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $5,000,000. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.50% and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more, will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summa-ry--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual serv-ice fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the

Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternatives."

  Class C Shares. Class C shares are sold at net asset value with no initial sales charge. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.45% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class C shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of the Fund's shares, which when combined with current holdings of Class C shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $5,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any serv-ice or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should con-sider the following factors, as well as any other relevant facts and circum-stances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any con-version rights of the Classes in the context of their own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share pur-chases of $500,000 or more, will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Ex-change Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class C shares, purchas-ers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class C shares is the same as that of the initial sales charge on the Class A shares.

  See "Purchase of Shares" and "Management of the Fund" for a complete descrip-tion of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Ex-change Privilege" for other differences between the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without a sales charge as investment alternatives under both of these Programs. See "Pur-chase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including qualified retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed

Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B, and Class C shares and the subsequent invest-ment requirement for all Classes is $25. For minimum investment requirements for all Classes through the Systematic Investment Plan, see below. See "Pur-chase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment require-ment for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Sys-tematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE FUND Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Fund's investment adviser and administrator. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, princi-pally in four business segments: Investment Services, Consumer Finance Servic-es, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from Smith Barney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are generally paid on the last Friday of each calendar month to shareholders of record as of three business days prior thereto. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein-vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. Historically, the yields provided by mortgage-backed U.S. government securities have exceeded the yields on other types of U.S. government securities of comparable maturity. Thus, the Fund's yield may at times be higher than that of mutual funds investing solely in other types of U.S. government securities. However, mortgage-backed U.S. gov-ernment securities may be less effective than other such securities as a means of "locking in" attractive long-term interest rates due to the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. In addition, the market values of the U.S. government securities held in the Fund's portfolio--and, accordingly, the Fund's net asset value--generally will vary inversely with changes in market interest rates, both declining when interest rates rise and rising when interest rates decline. Mortgage-backed U.S. government securities, however, may have less potential for capital appre-ciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline, while having comparable risk of decline in value during periods of rising rates. See "In-vestment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

  MANAGED GOVERNMENTS FUND                     CLASS A CLASS B CLASS C CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on purchases
      (as a percentage of offering price)       4.50%   None    None    None
    Maximum CDSC (as a percentage of original
      cost or redemption proceeds, whichever
      is lower)                                 None*   4.50%   1.00%   None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net assets)
    Management Fees                             0.65%   0.65%   0.65%   0.65%
    12b-1 Fees**                                0.25    0.75    0.70    None
    Other Expenses                              0.11    0.13    0.11    0.04
------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES                 1.01%   1.53%   1.46%   0.69%
------------------------------------------------------------------------------

  * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
 ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  Class A shares of the Fund purchased through the Smith Barney AssetOne Pro-gram will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant. The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class C and cer-tain Class A shares, the length of time the shares are held and whether the shares are held through the Smith Barney 401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.75% of the value of the average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.25% service fee. For Class C shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of this Class, consisting of a 0.45% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

  MANAGED GOVERNMENTS FUND                    1 YEAR 3 YEARS 5 YEARS 10 YEARS*
------------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A..................................  $55     $76     $98     $163
    Class B..................................   61      78      93      168
    Class C..................................   25      46      80      175
    Class Y..................................    7      22      38       86
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A..................................  $55     $76     $98     $163
    Class B..................................   16      48      83      168
    Class C..................................   15      46      80      175
    Class Y..................................    7      22      38       86
------------------------------------------------------------------------------

 * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following information for the three year period ended July 31, 1997 has been audited by KPMG Peat Marwick LLP, independent accountants, whose report thereon appears in the Fund's Annual Report dated July 31, 1997. The following information for the fiscal years ended July 31, 1987 through July 31, 1994 has been audited by other auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the Statement of Addi-tional Information.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MANAGED GOVERNMENTS FUND

CLASS A SHARES                1997(1)   1996(1)     1995      1994      1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $  12.27  $  12.63  $  12.50  $  13.29  $  12.88
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income            0.80      0.81      0.81      0.75      0.69
 Net realized and unrealized
   gain (loss)                    0.59     (0.34)     0.10     (0.74)     0.61
-------------------------------------------------------------------------------
Total Income From Operations      1.39      0.47      0.91      0.01      1.30
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income           (0.82)    (0.82)    (0.74)    (0.61)    (0.66)
 Net realized gains                --        --        --        --      (0.23)
 Capital                           --      (0.01)    (0.04)    (0.19)      --
-------------------------------------------------------------------------------
Total Distributions              (0.82)    (0.83)    (0.78)    (0.80)    (0.89)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $12.84    $12.27    $12.63    $12.50    $13.29
-------------------------------------------------------------------------------
TOTAL RETURN                     11.80%     3.76%     7.67%     0.08%    10.43%
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                        $414,571  $454,679  $528,533  $371,086  $462,703
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                         1.01%     1.04%     1.07%     1.03%     0.99%
 Net investment income            6.43      6.46      6.57      5.60      5.35
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE            121%      275%      292%      236%      436%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MANAGED GOVERNMENTS FUND

CLASS A SHARES                  1992      1991      1990      1989      1988
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                       $  12.09  $  12.13  $  12.19  $  12.04  $  12.62
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income            0.91      0.98      1.07      0.96      1.09
 Net realized and unrealized
   gain (loss)                    0.87      0.07     (0.03)     0.26     (0.56)
-------------------------------------------------------------------------------
Total Income From Operations      1.78      1.05      1.04      1.22      0.53
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income           (0.91)    (0.98)    (1.07)    (0.96)    (1.09)
 Net realized gains                --        --        --        --      (0.01)
 Capital                         (0.08)    (0.11)    (0.03)    (0.11)    (0.01)
-------------------------------------------------------------------------------
Total Distributions              (0.99)    (1.09)    (1.10)    (1.07)    (1.11)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    $12.88    $12.09    $12.13    $12.19    $12.04
-------------------------------------------------------------------------------
TOTAL RETURN                     15.25%     9.02%     9.01%    10.62%     4.43%
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                        $488,515  $474,305  $511,867  $621,752  $871,468
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                         0.82%     0.82%     0.81%     0.81%     0.77%
 Net investment income            7.23      8.12      8.87      8.12      8.98
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE            426%      365%      163%       51%      288%
-------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MANAGED GOVERNMENTS FUND

CLASS B SHARES              1997(1)  1996(1)     1995      1994     1993(2)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                     $ 12.27  $  12.63  $  12.50  $  13.29   $  12.64
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income         0.74      0.75      0.75      0.69       0.47
 Net realized and
   unrealized gain (loss)      0.59     (0.34)     0.09     (0.75)      0.75
-------------------------------------------------------------------------------
Total Income (Loss) From
Operations                     1.33      0.41      0.84     (0.06)      1.22
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income        (0.76)    (0.76)    (0.67)    (0.56)     (0.41)
 Net realized gains             --        --        --        --       (0.16)
 Capital                        --      (0.01)    (0.04)    (0.17)       --
-------------------------------------------------------------------------------
Total Distributions           (0.76)    (0.77)    (0.71)    (0.73)     (0.57)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                         $12.84    $12.27    $12.63    $12.50     $13.29
-------------------------------------------------------------------------------
TOTAL RETURN                  11.23%     3.24%     7.04%    (0.46)%     9.92%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000S)                      $96,747  $110,724  $132,882  $389,383   $474,093
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                      1.53%     1.56%     1.57%     1.55%      1.62%+
 Net investment income         5.91      5.94      6.07      5.08       4.72+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         121%      275%      292%      236%       436%
-------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from November 6, 1992 (inception date) to July 31, 1993.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MANAGED GOVERNMENTS FUND

CLASS C SHARES                    1997(1)  1996(1)   1995    1994    1993(2)
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                              $12.27   $12.63   $12.50  $13.29   $13.18
------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income              0.74     0.75     0.76    0.69     0.07
 Net realized and unrealized gain
 (loss)                             0.59    (0.34)    0.08   (0.75)    0.09
------------------------------------------------------------------------------
Total Income (Loss) From
Operations                          1.33     0.41     0.84   (0.06)    0.16
------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income             (0.76)   (0.76)   (0.67)  (0.56)   (0.03)
 Net realized gains                  --       --       --      --     (0.02)
 Capital                             --     (0.01)   (0.04)  (0.17)     --
------------------------------------------------------------------------------
Total Distributions                (0.76)   (0.77)   (0.71)  (0.73)   (0.05)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR      $12.84   $12.27   $12.63  $12.50   $13.29
------------------------------------------------------------------------------
TOTAL RETURN                       11.26%    3.25%    7.04%  (0.46)%   1.25%++
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)    $1,866   $1,238     $299     $72      $12
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                           1.46%    1.49%    1.52%   1.58%    1.55%+
 Net investment income              6.01     5.99     6.12    5.05     4.80+
------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE              121%     275%     292%    236%     436%
------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from June 29, 1993 (inception date) to July 31, 1993. ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

FOR A SHARE OF EACH CLASS OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

MANAGED GOVERNMENTS FUND

CLASS Y SHARES                             1997(/1/) 1996(/1/)(/2/)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR           $12.27      $12.86
-------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                         0.84        0.35
 Net realized and unrealized gain (loss)       0.59       (0.49)
-------------------------------------------------------------------
Total Income (Loss) From Operations            1.43       (0.14)
-------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                        (0.86)      (0.44)
 Capital                                        --        (0.01)
-------------------------------------------------------------------
Total Distributions                           (0.86)      (0.45)
-------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $12.84      $12.27
-------------------------------------------------------------------
TOTAL RETURN                                  12.16%      (1.10)%++
-------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)              $85,194     $27,215
-------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:


    Expenses                                      0.69%*           0.78%+
 Net investment income                         6.82        6.62+
-------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         121%        275%
-------------------------------------------------------------------
        [/R]

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2) For the period from February 7, 1996 (inception date) to July 31, 1996.

 ++Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

*Amount has been restated from the July 31, 1997 Annual Report.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The investment objective of the Fund is to provide investors with high cur-rent income consistent with liquidity and safety of capital. This objective may not be changed without the approval of the holders of a majority of the Fund's shares. There can be no assurance that the Fund will achieve its investment objective.

  The Fund invests substantially all of its assets in U.S. government securi-ties and, under normal circumstances, the Fund is required to invest at least 65% of its assets in such securities. The Fund's portfolio of U.S. government securities consists primarily of mortgage-backed securities issued or guaran-teed by GNMA, FNMA and FHLMC. Assets not invested in such mortgage-backed secu-rities are invested primarily in direct obligations of the United States Trea-sury, such as Treasury Bills, Treasury Notes and Treasury Bonds ("U.S. Treasury Securities"), and other U.S. government securities. Obligations issued by U.S. government agencies and instrumentalities include: obligations that are sup-ported by the full faith and credit of the United States, such as GNMA certifi-cates and obligations of the General Services Administration and Federal Mari-time Administration; securities that are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal Home Loan Banks and others; and securities that are supported only by the credit of the instrumentality, such as FNMA and FHLMC certificates. Because the United States government is not obligated by law to provide support to an instrumen-tality that it sponsors, the Fund invests in obligations issued by such an instrumentality only when SBMFM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

  The GNMA certificates in which the Fund will invest will be of the "modified pass-through" type, which means that the scheduled monthly interest and princi-pal payments related to mortgages in the pool backing the certificates will be "passed-through" to investors. Timely payment of principal and interest on GNMA certificates is guaranteed by GNMA and backed by the full faith and credit of the United States, but market value and yield are not guaranteed.

  Mortgage participation certificates issued by FHLMC and FNMA generally repre-sent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. FHLMC is a U.S. government-created entity con-trolled by the Federal Home Loan Banks. FNMA is a government-chartered corpora-tion owned entirely by private stockholders, which is subject to general regu-lation by the Secretary of Housing and Urban Development.

  Mortgage-backed U.S. government securities differ from conventional bonds in that principal is paid back to the certificate holder over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal pay-ments representing prepayments on the underlying mortgages, which will cause the maturity of and realized yield on specific GNMA, FNMA and FHLMC cer-tificates to vary based on the prepayment experience of the underlying pool of mortgages. The Fund will reinvest all payments and unscheduled prepayments of principal in additional GNMA, FNMA and FHLMC certificates or other U.S. govern-ment securities (which may have lower interest rates than the balance of the obligations held by the Fund), and will distribute the interest to shareholders in the form of monthly dividends.

  To the extent that they are purchased at par or at a discount, GNMA certifi-cates offer a high degree of safety of principal investment because of the GNMA guarantee, and other mortgage-backed U.S. government securities also are believed to offer significant safety of principal investment. If the Fund buys mortgage-backed U.S. government securities at a premium, however, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid.

  The composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the determination of the Fund's management of how best to further the Fund's investment objective. The Fund may invest in U.S. government securities of all maturities: short-term, intermediate-term and long-term. The Fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agree-ments with maturities in excess of seven days). The Fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign cur-rency risk. The Fund also is authorized to borrow in an amount of up to 10% of its total assets under unusual or emergency circumstances, including when nec-essary to meet redemptions, and to pledge its assets to the same extent in con-nection with such borrowings. When SBMFM believes that market conditions war-rant, the Fund may, for temporary defensive purposes and without limitation, invest in short-term instruments including certificates of deposit of domestic banks and repurchase agreements involving U.S. government securities. Repur-chase agreements also may be used as one of the Fund's normal investment techniques.

 ADDITIONAL INVESTMENTS
  In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies:

  Writing Options. The Fund may from time to time write covered put and call options on U.S. government securities in its portfolio. The Fund will realize a fee (referred to as a "premium") when it writes an option. The Fund will only write covered put and call options, which means that for so long as the Fund remains obligated as the writer of the option it will, in the case of a call option, continue to own the underlying security and, in the case of a put option, maintain an amount of cash or high-grade liquid debt securities in a segregated account equal to the exercise price of the option. A put option embodies the right of its purchaser to compel the writer of the option to pur-chase from the optionholder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option has the right to compel the Fund to pur-chase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option has the right to purchase from the Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

  Upon the exercise of a put option, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the premium received for writing the option. The Fund ordi-narily will write only covered put and call options for which a secondary mar-ket exists on a national securities exchange or in the over-the-counter market.

  In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option's expiration), the Fund may engage in a closing purchase transaction. The Fund will incur a loss if the cost of the closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the Fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the Fund will be able to effect a closing purchase transaction at a time when it wishes to do so. The obligation of the Fund to purchase or deliver securities, respectively, upon the exercise of a covered put or call option which it has written terminates upon the effectuation of a closing purchase transaction.

  Purchasing Options. By purchasing put options on U.S. government securities, the Fund seeks to limit the risk of loss from a decline in the market value of the underlying securities in its investment portfolio. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transac-tion costs, unless the put option is sold at a profit before expiration in a closing sale transaction.

  By buying call options on U.S. government securities the Fund could acquire the underlying securities at prices that avoid any additional costs resulting from substantial increases in the market value of securities at any time during the option period. At times, the net cost of acquiring securities in this man-ner may be less than the cost of acquiring the securities directly.

  The Fund may (a) enter into closing transactions with respect to put and call options that it purchases, (b) exercise the options or (c) permit the options to expire. Profit or loss from a closing transaction will depend on whether the amount that the Fund receives on the transaction is more or less than the pre-mium paid for the option plus any related transaction costs.

  Repurchase Agreements. The Fund may engage in repurchase agreement transac-tions on U.S. government securities with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a rela-tively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. SBMFM, acting under the supervision of the Fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund may enter into repurchase agreements to evaluate potential risks.

  Zero Coupon Securities. The Fund may invest in zero coupon bonds. A zero cou-pon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally at significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securi-ties usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable matu-rities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consist-ing of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money mar-ket instruments or repurchase agreements maturing not later than the expira-tion of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended, (the "1940 Act") reverse repurchase agreements may be con-sidered borrowing by the seller.

  Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk con-siderations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

 The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account con-sisting of cash or equity and debt securities of any grade provided such securities have been determined by SBMFM to be liquid and unencumbered pursuant to guidelines established by the Directors in an amount equal to the amount of its when-issued and delayed-delivery commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets.

  Lending of Portfolio Securities. The Fund is authorized to lend securities that it holds to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the Fund's assets taken at value. The Fund's loans of securities will be collateralized at all times in a segregated account with the Fund's custodian in an amount at least equal to 100% of the current market value of the loaned securities. The segregated account may consist of cash, cash equivalents, U.S. government securities or debt securities of any grade provided such assets are liquid, unencumbered and marked to market daily. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned secu-rities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when debt securi-ties are used as collateral.

  Forward Roll Transactions. In order to enhance current income, the Fund may invest up to 30% of its assets in forward roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any addi-tional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time that the Fund enters into a forward roll transaction, it will place in a segregated custo-dial account cash and liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained. Forward roll transactions are considered to be borrowings by the Fund.

  Interest Rate Futures Contracts and Options on Futures. The Fund will enter into interest rate futures contracts solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and not for purposes of speculation. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified financial instrument (debt security) at a specified price, date, time and place. The Fund may enter into futures contracts and options on futures contracts (a) without limit for bona fide hedging purposes and (b) for other purposes, provided the aggregate ini-tial margin deposits and premiums do not exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents equal to the market value of the underlying commodity set aside in a segregated account with the Fund's custodian.

  The Fund may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates, and may purchase call options on interest rate futures contracts when it believes that interest rates will decline, in anticipation of purchases of portfolio securi-ties at a higher price, but may not enter into these transactions for purposes of speculation. The Fund will write put or call options on interest rate futures contracts as part of closing purchase transactions to terminate its option positions, although there is no guarantee that such closing transactions can be effected. The Fund may write put and call options on interest rate futures contracts other than as a part of closing sale transactions, in order to increase its ability to hedge against the effect of changes in interest rates. The Fund will write put and call options only on interest rate futures contracts which are traded on a domestic exchange or board of trade. A call option gives the purchaser of such option the right to buy (assume a long posi-tion) and obliges the Fund as its writer to sell, a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell (assume a short position), and obliges the Fund as the writer to buy, such contract at the exercise price during the option period.

 CERTAIN RISK CONSIDERATIONS

  Historically, the yields provided by mortgage-backed U.S. government securi-ties have exceeded the yields on other types of U.S. government securities of comparable maturity. Thus, the Fund's yield may at times be higher than that of mutual funds investing solely in other types of U.S. government-securities. However, mortgage-backed U.S. government securities may be less effective than other U.S. government securities as a means of "locking in" attractive long-term interest rates due to the need to reinvest prepayments of principal gener-ally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. In addition, the market values of the U.S. government securities held in the

Fund's portfolio--and, accordingly, the Fund's net asset value--generally will vary inversely with changes in market interest rates, both declining when interest rates rise and rising when interest rates decline. Mortgage-backed U.S. government securities, however, may have less potential for capital appreciation than other investments of comparable maturities due to the like-lihood of increased prepayments of mortgages as interest rates decline, while having comparable risk of decline in value during periods of rising rates.

  The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

  Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

  The risks associated with lending portfolio securities, as with other exten-sions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Forward roll transactions are considered borrowings by the Fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide the Fund with the opportunity for higher income, this leveraging practice will increase the Fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause the Fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause the Fund's net asset value per share to decrease faster than would otherwise be the case.

  There are several risks in connection with the use of futures contracts and options on futures contracts as a hedging device. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates. There can be no assurance that there will be a correlation between price movements in the securities underlying the interest rate futures or options thereon, on the one hand, and price movements in the Fund's portfolio securities which are the subject of the hedge, on the other hand. In addition, the Fund's transactions in futures contracts or put or call options on them will be based upon predictions as to anticipated interest rate trends, which could prove to be inaccurate. The potential loss related to the purchase of an option on an interest rate futures contract is limited to the premium paid for the option. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist or be maintained or that closing transactions can be effected. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

 PORTFOLIO TURNOVER

  Under certain market conditions the Fund may experience high portfolio turnover as a result of investment strategies. For example, the exercise of a substantial number of options written by the Fund and the purchase or sale of securities in anticipation of a rise or decline in interest rates could result in high portfolio turnover. Short-term gains realized from portfolio transac-tions are taxable to shareholders as ordinary income. The Fund will not con-sider portfolio turnover rate a limiting factor in making investment decisions consistent with its objective and policies.

  Further information about the Fund's investment policies, including a list of those restrictions on its investment activities that cannot be changed without shareholder approval, appears in the Statement of Additional Information.

VALUATION OF SHARES


  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Fund's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amortized cost is fair value. Amortized cost involves valuing an investment at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund declares dividends from its net investment income (that is, income other than net realized long- and short-term capital gains) monthly; dividends ordinarily will be paid on the last Friday of each calendar month to sharehold-ers of record as of three business days prior thereto. Any net realized gains, after utilization of capital loss carryforwards, will be distributed at least annually, and net realized short-term capital gains (including short-term capi-tal gains from options transactions, if any) may be paid more frequently, with the distribution of dividends from net investment income.

  If a shareholder does not otherwise instruct, dividends or capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends and distributions are treated the same for tax purposes whether taken in cash or reinvested in additional shares. The per share dividends on Class B and Class C shares may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fees applicable with respect to Class B and Class C shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of cap-ital gains, if any, will be in the same amount for Class A, B, C and Y shares. In addition, as determined by the Board of Directors, distributions of the Fund may include a return of capital. Shareholders will be notified of the amount of any distribution that represents a return of capital. In order to comply with a calendar year distribution requirement under the Code, it may be necessary for the Fund to make distributions at times other than those set forth above.

 TAXES

  The Fund has qualified and intends to continue to qualify each year as a reg-ulated investment company under the Code. Dividends paid from the Fund's net investment income and distributions of net realized short-term capital gains are taxable to shareholders as ordinary income, regardless of how long share-holders in the Fund have held their shares and whether such dividends and dis-tributions are received in cash or reinvested in additional shares of the Fund. Distributions of the Fund's net realized long-term capital gains will be tax-able to shareholders as long-term capital gains, regardless of how long share-holders have held Fund shares and whether such distributions are received in cash or are reinvested in additional Fund shares. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of shares of the Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year and will be a short-term capital gain or loss if the shareholder has held the shares for one year or less. The

DIVIDENDS, DISTRIBUTIONS AND TAXES (CONTINUED)                             DATE

Fund's dividends and distributions will not qualify for the Federal dividends-received deduction for corporations. Some states, if certain assets and diver-sification requirements are met, permit shareholders to treat their portions of a fund's dividends that are attributable to interest on U.S. Treasury Securi-ties and certain U.S. government securities as income that is exempt from state and local income taxes.

  Information as to the tax status of dividends paid or deemed paid in each calendar year including eligibility of long-term capital gains dividends for a reduced maximum 20% tax rate, will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

  This information will, among other things, tell shareholders the portion of their dividends that are attributable to U.S. Treasury Securities and specific types of U.S. government securities.

  Shareholders should consult their tax advisors with specific reference to their own tax situations and about the status of the Fund's dividends and dis-tributions for state and local tax liabilities, particularly regarding the con-sequences of investing in the Fund under state and local laws generally, and to determine whether dividends paid by the Fund that represent interest derived from U.S. government securities are exempt from any otherwise applicable state or local income taxes.

PURCHASE OF SHARES


 GENERAL

  The Fund offers four Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B and Class C shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $5,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc. for which there is no minimum purchase amount). See "Prospectus Summary-- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group, except for investors purchasing shares of the Fund through a qualified retirement plan who may do so directly through First Data. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. No maintenance fee will be charged by the Fund in

PURCHASE OF SHARES (CONTINUED)                                             DATE

connection with a brokerage account through which an investor purchases or holds shares.

  Investors in Class A, Class B and Class C shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan in the Fund. Investors in Class Y shares may open an account by making an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and the minimum subsequent investment is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and Directors of the Fund and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data.

  The minimum initial and subsequent investment requirements in the Fund for an account established under the Uniform Gift to Minors Act is $250 and the subsequent investment requirement is $50.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset val-ue, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trad-ing on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder, to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                               SALES CHARGE
                      ------------------------------     DEALERS'
      AMOUNT OF            % OF           % OF       REALLOWANCE AS %
      INVESTMENT      OFFERING PRICE AMOUNT INVESTED OF OFFERING PRICE
----------------------------------------------------------------------
  Less than $25,000        4.50%          4.71%            4.00%
  $ 25,000 - 49,999        4.00           4.17             3.60
    50,000 - 99,999        3.50           3.63             3.15
   100,000 - 249,999       2.50           2.56             2.25
   250,000 - 499,999       1.50           1.52             1.35
   500,000 and over         *               *                *
----------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial consultant's prior employer, (ii) was sold to the client by the Financial Consultant and
(iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by separate accounts used to fund certain unregistered variable annuity contracts (h) purchases by investors participating in a Smith Barney fee-based arrangement; and


    (i) investments of distributions from a UIT sponsored by Smith Barney. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge. [/R]

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of pur-chase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, purchases at net asset value will also be available to employees (and partners) of the same employer pur-chasing as a group, provided each participant makes the minimum initial invest-ment required. The sales charge, if any, applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares" and will be based upon the aggregate sales of Class A shares of the Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such purchase at net asset value, all purchases must be pursuant to an employ-er- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney also may offer net asset value purchases for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform crite-ria which enable Smith Barney to realize economies of scale in its costs of distribut-ing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for purchase at net asset value. Approval of group purchases at net asset value is subject to the discretion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $500,000 or more provides an opportunity for an investor to purchase shares at net asset value by aggre-gating the investments over a 13 month period, provided that the investor refers to such

Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes pur-chases of all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge over a 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Con-sultant or the Transfer Agent to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the Fund and agree to purchase a total of $5,000,000 of Class Y shares of the Fund within six months from the date of the Letter. If a total investment of $5,000,000 is not made within the six-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. The Fund expects that such transfer will not be subject to Federal income taxes. Please contact a Smith Barney Financial Consultant or the Transfer Agent for further informa-tion.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class C shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 4.50%
      Second                4.00
      Third                 3.00
      Fourth                2.00
      Fifth                 1.00
      Sixth and thereafter  0.00
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There also will be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 addi-tional shares through dividend reinvestment. During the fifteenth month after the pur-chase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appre-ciation ($200) and the value of the reinvested dividend shares ($60). There-fore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) au-tomatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a share-holder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating ("Participating Plans") in these programs.

  The Fund offers to Participating Plans Class A and Class C shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class C shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class C shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as other-wise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class C Shares. Class C shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. At the end of the fifth year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, it will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. (For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five year period will be calculated from the date the retail brokerage account was opened.) Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enroll-ment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Plan's holdings will be performed each quarter until either the Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if its total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) Program whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the
exchange will occur on or about the eighth anniver     -
sary date. Once an exchange has occurred, a Participating Plan will not be eli-gible to acquire additional Class C shares of the Fund but instead may acquire Class A shares of the Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

  Participating Plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing in Class B Shares. Class B shares of the Fund are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan in the Smith Barney 401(k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Participating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Pro-gram.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, it will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Partic-ipating Plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives".

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemp-tion by a Participating Plan depends on the number of years since the Partici-pating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase pay-ment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class C shares are subject to min-imum investment requirements and all shares are subject to the other require-ments of the fund into which exchanges are made.

 FUND NAME

  Growth Funds
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Growth Opportunity Fund
    Smith Barney Managed Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Special Equities Fund

  Growth and Income Funds
    Smith Barney Convertible Fund
    Smith Barney Funds, Inc.--Equity Income Portfolio
    Smith Barney Growth and Income Fund
    Smith Barney Premium Total Return Fund

    Concert Social Awareness Fund

    Smith Barney Utilities Fund

  Taxable Fixed-Income Fund
    **Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund


    +++Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Port-folio
    Smith Barney Funds, Inc.--U.S. Government Securities Portfolio
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    *Smith Barney Intermediate Maturity California Municipals Fund *Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Funds
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    *Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio
    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund
    Smith Barney Tax-Exempt Income Fund

  International Funds
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.

    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio

    Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--High Growth Portfolio

    Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
    +Smith Barney Exchange Reserve Fund
    ++Smith Barney Money Funds, Inc.--Cash Portfolio
   ++Smith Barney Money Funds, Inc.--Government Portfolio
  ***Smith Barney Money Funds, Inc.--Retirement Portfolio
  ***Smith Barney Municipal Money Market Fund, Inc.
  ***Smith Barney Muni Funds--California Money Market Portfolio
  ***Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------
  * Available for exchange with Class A, Class C and Class Y shares of the
    Fund.

 ** Available for exchange with Class A and Class B shares of the Fund. In addition, shareholders who own Class C shares of the Fund through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
*** Available for exchange with Class A and Class Y shares of the Fund.

  + Available for exchange with Class B and Class C shares of the Fund.

 ++ Available for exchange with Class A and Class Y shares of the Fund. In addition, shareholders who own Class C shares of the Fund in a Smith Barney 401(k) or ExecChoice(TM) Program may exchange those shares for Class C shares of this fund.
+++ Available for exchange with Class A and Class Y shares of the Fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. SBMFM may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to sus-pending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES

  The Fund is required to redeem shares tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trad-ing on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption pro-ceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Managed Governments Funds Inc.

  Class A, B, C or Y (please specify)

  c/o First Data Investor Services Group, Inc.

  P.O. Box 5128

  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $2,000 must be guaranteed by an eligible guarantor insti-tution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $2,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guaran-tee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  Additional Information Regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

MINIMUM ACCOUNT SIZE

  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in this Fund, each account must satisfy the minimum account size.) The Fund, how-ever, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD

  From time to time, the Fund may advertise the 30-day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is com-puted by dividing the net investment income per share earned by the Class dur-ing the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class C and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the invest-ment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeem-able value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value of the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating cur-rent dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services and other financial publications.

MANAGEMENT OF THE FUND


 BOARD OF DIRECTORS

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's distributor, investment adviser, administrator, cus-todian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains general background information regarding each Director and executive officer of the Fund.

 INVESTMENT ADVISER AND ADMINISTRATOR--SBMFM

  SBMFM, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser pursuant to an investment advisory agreement. SBMFM has been in the investment counseling business since 1934 and is a regis-tered investment adviser. SBMFM renders investment advice to investment compa-nies that had aggregate assets under management as of October 31, 1997 in excess of $84.5 billion.

  Subject to the supervision and direction of the Fund's Board of Directors, SBMFM manages the Fund's portfolio in accordance with the Fund's stated invest-ment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio man-agers and securities analysts who provide research services to the Fund. Under the investment advisory agreement, the Fund pays SBMFM a monthly fee at the annual rate of 0.45% of the value of the Fund's average daily net assets up to $1 billion and 0.415% of the value of its average daily net assets in excess of $1 billion. For the fiscal year ended July 31, 1997, the Fund paid investment advisory fees to SBMFM in an amount equal to 0.45% of the value of its average daily net assets.

  SBMFM also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered to the Fund, the Fund pays SBMFM a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets up to $1 billion and 0.185% of the value of the average daily net assets in excess of $1 billion.

 PORTFOLIO MANAGEMENT

  James Conroy, Vice President of SBMFM, has served as Vice President and Investment Officer of the Fund since February 1990 and is responsible for man-aging the day-to-day operations of the Fund, including the making of investment deci- sions.

  Management discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1997, is included in the Annual Report dated July 31, 1997. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consul-tant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

DISTRIBUTOR


  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A, Class B and Class C shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid an annual distribution fee with respect to Class B and Class C shares at an annual rate of 0.50% and 0.45%, respectively, of the average daily net assets attributable to those Classes. Class B shares, which automatically convert to Class A shares eight years after the date of original purchase, will no longer be subject to distribution fees. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class C shares, to cover expenses pri-marily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to poten-tial investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribu-tion of shares; interest and/or carrying charges; and indirect and other over-head costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time

DISTRIBUTOR (CONTINUED)                                                    DATE

of sale and, with respect to Class A, Class B and Class C shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan with respect to Class A and Class B shares are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION


  The Fund was incorporated under the laws of the State of Maryland on June 15, 1984 and is registered with the SEC as a diversified, open-end management investment company. Each Class of shares of the Fund has a par value of $.001 per share. Each Class of shares has the same rights, privileges and prefer-ences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privileges of each Class; and (g) the conversion fea-ture of the Class B shares. The Fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the dif-ferent Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  The Fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one or more of the Classes.

  PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, serves as custodian of the Fund's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mail-ing costs, the Fund plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household hav-ing multiple accounts with identical address of record will receive a single copy of each report. In addition, the Fund also plans to consolidate the mail-ing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and for Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultant, or the Fund's transfer agent.

                                               SMITH BARNEY
                                               -------------------------------

                                               A Member of TravelersGroup LOGO




                                      SMITH BARNEY MANAGED GOVERNMENTS FUND INC.

                                   388 Greenwich Street New York, New York 10013

                                                              FD0212  11/97